UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

Strategic Defense Alliance Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-51377	51-0539826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12020 Sunrise Valley Drive, Suite 100, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 430-4738

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On February 15, 2007, the Registrant entered into a Letter of Intent to sell its wholly owned subsidiary, Computer Networks & Software, Inc. to SEM Systems, Inc., a Delaware corporation. The completion of the transaction is subject to a number of factors, including but not limited to, the satisfactory completion of due diligence, the negotiation and execution of definitive agreements, and other customary closing conditions. There can be no assurance that the sale will be consummated as set forth in the letter of intent, which is nonbinding with respect to the terms of the proposed transaction and the obligation to close. If completed, the transaction is currently anticipated to close by the end of April 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC DEFENSE ALLIANCE CORP.
(Registrant)

Date: March 6, 2007	/s/ Paul B. Silverman
Paul B. Silverman
Chief Executive Officer